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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934

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               Date of Earliest Event Reported: December 14, 1998



                        EQUITY CORPORATION INTERNATIONAL
             (Exact name of Registrant as specified in its charter)


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


          Delaware                              0-24728                          75-2521142
(State or other jurisdiction              (Commission File No.)               (I.R.S. Employer
of incorporation)                                                              Identification No.)

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                        415 South First Street, Suite 210
                               Lufkin, Texas 75901
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (409) 631-8700





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ITEM 5.  OTHER EVENTS

AMENDMENT TO MERGER AGREEMENT WITH SERVICE CORPORATION INTERNATIONAL

         On December 15, 1998, Equity Corporation International, a Delaware corporation ("ECI"), and Service Corporation International, a Texas corporation ("SCI"), jointly announced an amendment, dated as of December 14, 1998, to the Agreement and Plan of Merger, dated as of August 6, 1998, by and among SCI, a wholly owned subsidiary of SCI and ECI, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

ECI RESCHEDULES SPECIAL MEETING OF STOCKHOLDERS TO APPROVE MERGER

         On December 17, 1998, ECI announced that it has rescheduled the date of its Special Meeting of Stockholders to Thursday, December 31, 1998. The Special Meeting will be held at 10:00 a.m. Houston time, at the Doubletree Hotel Post Oak, 2001 Post Oak Boulevard, Houston, Texas, as more fully described in the press release filed as Exhibit 99.2 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release, dated December 15, 1998.

         99.2     Press Release, dated December 17, 1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        EQUITY CORPORATION INTERNATIONAL



                                        By:    /s/ W. Cardon Gerner
                                           ---------------------------------
                                           W. Cardon Gerner
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer
                                            and Duly Authorized Officer)


Date:  December 17, 1998



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